[LOGO]

THE FRANCE GROWTH FUND, INC.
------------------------------------------------------------

Jean A. Arvis                   Chairman of the Board of Directors
Thomas C. Barry                 Director
John A. Bult                    Director
Walter J.P. Curley              Director
Pierre H.R. Daviron             Director
Marc de F. de Logeres           Director
Michel Longchampt               Director
Michel A. Rapaccioli            Director
Jacques Regniez                 Director
Bernard Simon-Barboux           Director
Michel Somnolet                 Director
John W. Spurdle, Jr.            Director
Gerard Jeannin                  President
Frederick J. Schmidt            Vice President and Treasurer
Steven M. Cancro                Vice President and Secretary

INVESTMENT ADVISER
------------------------------------------------------------
Indosuez International Investment Services
44 rue de Courcelles
75008 Paris, France

ADMINISTRATOR
------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIANS
------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Banque Indosuez
96 boulevard Haussmann
75008 Paris, France

SHAREHOLDER SERVICING AGENT
------------------------------------------------------------
PNC Bank, National Association
103 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
------------------------------------------------------------
Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York 10036

COUNSEL
------------------------------------------------------------
Hale and Dorr
60 State Street
Boston, Massachusetts 02109



                                 THE
                    ------------------------------------------------------------
                                 FRANCE
                    ------------------------------------------------------------
                                 GROWTH
                    ------------------------------------------------------------
                                 FUND, INC.
                    ------------------------------------------------------------


 ANNUAL REPORT FOR
 THE YEAR ENDED
 DECEMBER 31, 1995

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

     The France Growth Fund, Inc. (the 'Fund') is a diversified, closed-end management investment company, the shares of which trade on the New York Stock Exchange ('NYSE'). The Fund's objective is long-term capital appreciation through investment primarily in French equity securities. In normal circumstances, at least 65% of the Fund's total assets will be invested in French equity securities listed on one or more of the seven securities exchanges in France, including those listed on the French over-the-counter market of such exchanges. Other investments may include listed French debt securities, unlisted French debt and equity securities and certain publicly traded equity and debt securities issued by non-French Western European issuers and denominated in currencies other than the French franc.

THE INVESTMENT ADVISER

     Indosuez International Investment Services ('IIIS') is the Fund's investment adviser and manager. IIIS, a French company registered as a U.S. investment adviser under the Investment Advisers Act of 1940, is part of the Indosuez Asset Management International group of Banque Indosuez, a leading French financial institution. Indosuez Asset Management International, through its subsidiaries, had assets under management of approximately U.S. $20 billion as of December 31, 1995.

SHAREHOLDER INFORMATION

     Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation 'France.' The Fund's NYSE trading symbol is 'FRF'.

     Net asset value and market price information about the Fund's shares are published each Monday in the Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron's, as well as in other newspapers in a table captioned 'Publicly Traded Funds'. All inquiries regarding shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, National Association, at (800) 852-4750.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION  (CONTINUED)
--------------------------------------------------------------------------------

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'),

shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as 'distributions') automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PNC Bank, National Association (the 'Dividend Agent'), unless such shareholders elect to receive dividends in cash. Shareholders who elect to receive dividends in cash will receive all distributions (other than those payable solely in Common Stock) in cash paid by check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund in writing c/o PNC Bank, National Association as Dividend Agent for the Fund, at P.O. Box 8905, Wilmington, Delaware 19899. If a shareholder has not previously elected to receive cash distributions and the Dividend Agent does not receive notice of an election to receive cash distribution from the shareholder prior to the record date of any distribution, the shareholder will automatically receive such distribution in additional shares of Common Stock of the Fund. Distributions with respect to shares registered in the name of a broker or nominee will be reinvested under the Plan unless that service is not provided by the broker or nominee or unless the shareholder elects to receive distributions in cash by giving notice of such election as provided above. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name in order to participate in the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details.

     If the Board of Directors of the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. Whenever the Fund's market price is equal to or exceeds net asset value at the time Common Stock is valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of Common Stock at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the distribution payment date, or if that date is not a trading day on the NYSE, the next preceding trading day. If net asset value exceeds the market price of the Common Stock at such time, or if the Fund should declare a dividend or capital gain distribution payable in cash, the Dividend Agent will, as agent for the participants, purchase shares of Common Stock in the open market, on the NYSE or elsewhere, for the participants' account on, or in any event within 30 days after, the payment date. In such case, the price of the shares for each participant will be the average market price at which the shares have been purchased by the Dividend Agent. If, before the Dividend Agent has completed its open market purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Dividend Agent may exceed the net asset value of the

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION  (CONTINUED)
--------------------------------------------------------------------------------

Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the distribution had been paid in Common Stock issued by the Fund.

     Participants in the Plan may withdraw from the Plan by providing written notice to the Dividend Agent at least 30 days prior to the applicable dividend-payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for full shares credited to the account under the Plan will, upon request, be issued. Each participant has the right to receive certificates for full shares of Common Stock owned by such participant. Whether or not a participant requests certificates for full shares be issued, a cash payment will be made for any fraction of a share credited to such account.

     The Dividend Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information required by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Dividend Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. The Dividend Agent will distribute all proxy soliciting material to participating shareholders.

     There will be no charge to participants for reinvesting distributions. The Dividend Agent's fees for the handling of the reinvestment of distributions will be borne by the Fund. There will be no brokerage charges with respect to Common Stock issued directly by the Fund as a result of dividends or capital gain distributions payable either in Common Stock or in cash. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Dividend Agent's open market purchases in connection with the reinvestment of distributions.

     The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. In the case of non-U.S. participants whose distributions are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Dividend Agent will reinvest distributions after deducting the amount required to be withheld.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, as applied to any distribution paid subsequent to notice of the change sent to the members of the Plan, at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Fund by at least 90 days' written notice to members of the Plan. Participants may obtain additional information about the Plan from the Dividend Agent. All correspondence and inquiries concerning the Plan should be directed to the Dividend Agent c/o PNC Bank, National Association, P.O. Box 8905, Wilmington, Delaware 19809 or by calling (800) 852-4750.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------


GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------

STOCK REPURCHASE PROGRAM

     The Board of Directors has adopted a stock repurchase program pursuant to which the Fund may purchase in the open market from time to time up to an aggregate of 10% of the outstanding shares of its Common Stock at market prices, as long as the Common Stock is trading at a discount from net asset value. During the year ended December 31, 1995, the Fund did not repurchase any shares of its Common Stock.

OTHER INFORMATION

     Effective June 13, 1995, Eric Bleines, a Vice President of IIIS, assumed the responsibility of portfolio manager of the Fund. Mr. Bleines has managed investments in the French equities market since May 1991. Mr. Bleines joined IIIS in June 1995, previously serving as a Senior Portfolio Manager for an affiliate of Banque Indosuez from November 1994 to June 1995. From May 1991 to October 1994, Mr. Bleines managed mutual funds invested in French equities for Credit Commercial de France ('CCF'). Prior to this, Mr. Bleines served as a Vice President at CCF International Finance Corporation, overseeing the French equity sales team from September 1987 to May 1991.

     Since December 31, 1994, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws, and (iii) no material changes in the principal risk factors associated with investment in the Fund.

--------------------------------------------------------------------------------

Dear Shareholders:

     From the commencement of investment operations of The France Growth Fund, Inc. (the 'Fund') on May 18, 1990 through December 31, 1995, the Fund recorded a return (excluding dividends) of -2.02% on a French franc basis. For the same period, the Societe de Bourse Francaise 120 Index (the 'SBF 120 Index') posted a return (excluding dividends) of -7.73%. Thus, since the beginning of investment operations, the Fund has outperformed the SBF 120 Index by approximately 5.71%.

     On a US dollar basis, the Fund reported a return of 11.50% (excluding dividends) from the commencement of investment operations to December 31, 1995. For the same period, the SBF 120 Index recorded a return of approximately 4.84%. Thus, in US dollar terms, the Fund has outperformed the SBF 120 Index by approximately 6.66% since the beginning of investment operations.

     For fiscal 1995, the Fund reported a return of 3.60% on a French franc basis (13.05% in US dollar terms) outperforming the SBF 120 Index by 3.87% on a French franc basis and 4.22% in US dollar terms.

     In a difficult economic environment, we believe that our outperformance is primarily attributable to an overweighting of growth companies. Investors who took refuge in quality stocks likely to post profit increases in line with analyst's expectations. Also, the Fund benefited from exposure to potential take-over candidates and from companies that increased their earnings visibility from internal restructurings. Among financial stocks, we favored large commercial banks. These stocks posted a year-end rally consistent with the year-end rally in the bond market. Since the end of the second quarter, the Fund's performance has also been enhanced by the underweighting in cyclical stocks with an emphasis on the automobile and defense sectors.

     At December 31, 1995 the net asset value per share of the Fund was US $11.60 up from US $10.97 at December 31, 1994, versus a share price of US $9.875 at December 31, 1995 and US $9.125 at December 31, 1994 reflecting a discount of 14.87%. The discount from net asset value per share during second half of 1995 ranged between 13.25% to 21.16%.

--------------------------------------------------------------------------------

ECONOMIC AND FINANCIAL OVERVIEW

     The following is the Fund's analysis of the outlook for the French economy and markets during 1996. This outlook is based upon various assumptions and available information at the end of 1995. There can be no assurance as to the actual performance of the French economy or securities markets. The following should not be considered as a prediction of such performance.

     The worldwide economic slowdown that began in 1995 is expected to continue in 1996. As a result, it is anticipated that the world economy will grow at a nearly flat rate in the months ahead. The weak growth is expected to prolong deflationary pressure over the entire Deutschemark zone and, as a result, lead to strong monetary policy reactions. The abrupt decline of the European economy starting in the second quarter of 1995 was severe enough to end the fragile economic recovery of 1994 and early 1995. The last quarter of 1995 showed a sharp decline in GDP growth, a trend that should continue into the first months of 1996. The negative business sentiment surveys carried out in December confirm this trend. The surveys indicate that industrial prospects are worsening, particularly in the capital goods and automobile sectors. Opinion on the inventory situation continues to deteriorate and the outlook for consumer goods remains negative. The survey also reflects the deterioration of expectations in foreign demand, in view of the widespread slowdown in Europe.


                 FRANCE: INDUSTRIALISTS' OPINION ON PROSPECTS

                                    [GRAPH]

                Period       Opinion             Period       Opinion
                ------       -------             ------       -------
                Q1 70           24               Q1 83           -4
                Q2 70           18               Q2 83          -12
                Q3 70           14               Q3 83          -27
                Q4 70           16               Q4 83          -17
                Q1 71           25               Q1 84          -13
                Q2 71           25               Q2 84           -6
                Q3 71           21               Q3 84          -11
                Q4 71           15               Q4 84          -11
                Q1 72           18               Q1 85           -2
                Q2 72           24               Q2 85            0
                Q3 72           26               Q3 85           -5
                Q4 72           29               Q4 85           -4
                Q1 73           29               Q1 86            5
                Q2 73           31               Q2 86            1
                Q3 73           25               Q3 86            1
                Q4 73           18               Q4 86           -6
                Q1 74           10               Q1 87            4
                Q2 74           12               Q2 87            7
                Q3 74            1               Q3 87            2
                Q4 74          -25               Q4 87            5
                Q1 75          -16               Q1 88            9
                Q2 75          -12               Q2 88           13
                Q3 75          -14               Q3 88           13
                Q4 75           12               Q4 88           17
                Q1 76           26               Q1 89           18
                Q2 76           28               Q2 89           16
                Q3 76           14               Q3 89           12
                Q4 76           -3               Q4 89            8
                Q1 77            0               Q1 90            9
                Q2 77           -2               Q2 90            9
                Q3 77           -5               Q3 90            4
                Q4 77           -9               Q4 90          -15
                Q1 78            3               Q1 91          -14
                Q2 78           14               Q2 91           -4
                Q3 78            4               Q3 91           -4

                Q4 78            7               Q4 91           -6
                Q1 79           10               Q1 92            0
                Q2 79           12               Q2 92           -1
                Q3 79            9               Q3 92           -6
                Q4 79            9               Q4 92          -17
                Q1 80           11               Q1 93          -22
                Q2 80            1               Q2 93          -17
                Q3 80          -20               Q3 93          -22
                Q4 80          -24               Q4 93          -13
                Q1 81          -12               Q1 94            0
                Q2 81          -14               Q2 94           13
                Q3 81          -12               Q3 94           10
                Q4 81           -4               Q4 94           15
                Q1 82            2               Q1 95           11
                Q2 82            0               Q2 95            4
                Q3 82          -12               Q3 95           -4
                Q4 82          -15               Q4 95           -4


                             Opinion on Prospects

--------------------------------------------------------------------------------

     In 1996, an additional 25 billion FRF will be deducted from household gross disposable income to reimburse the social security system debt. The increased health insurance contributions from the non-working population (7 billion FRF), together with the increase over a full year of the value added tax ('VAT'), indicates that between 40 and 50 billion FRF will be siphoned from households. In addition, the dampening effects of smaller wage increases and the deterioration of the employment situation in industry will also be widely felt. An upturn in the unemployment rate in 1996 from 11.5% currently to above 12% is likely to adversely impact confidence and rule out a decline in the savings rate, which has stabilized at a new record of nearly 14.5%. Household consumption will remain weak in the first half of 1996 (less than 1% over the full year compared with 1.8% in 1995). Over the same period, capital expenditure should grow at a modest annual growth rate of less than 3% versus 3.4% in 1995. The moderate inflation, despite the higher VAT, and the economic slowdown will negatively affect nominal wages.


                     FRANCE: EMPLOYMENT/UNEMPLOYMENT RATE
                             AND CONSUMER CONFIDENCE INDEX

                                    [GRAPH]


          Personnel
          Employed    Consumer                          Change in

          In Market   Confidence        Unemployment    Employment
Period    Sectors     Index             Rate (%)        (year on year %)

Q3 87     13279         #N/A            10.5            0.68
Q4 87     13303         #N/A            10.3            0.87
Q1 88     13351         #N/A            10.2            0.9
Q2 88     13413         89              10              1.01
Q3 88     13479         90              10              1.32
Q4 88     13560         88.7             9.8            1.57
Q1 89     13658         90               9.6            1.83
Q2 89     13753         89.7             9.5            2.03
Q3 89     13833         88.7             9.3            2.01
Q4 89     13926         87.7             9.1            1.96
Q1 90     14003         90.3             9              1.82
Q2 90     14065         89.7             8.9            1.68
Q3 90     14114         86.7             8.8            1.35
Q4 90     14128         80.3             8.9            0.89
Q1 91     14116         79.3             9              0.36
Q2 91     14086         81.7             9.3           -0.2
Q3 91     14052         78.3             9.6           -0.54
Q4 91     14012         74.3             9.9           -0.74
Q1 92     13969         77              10.1           -0.83
Q2 92     13909         80              10.3           -1.02
Q3 92     13854         76.7            10.5           -1.13
Q4 92     13778         75              10.8           -1.37
Q1 93     13664         74              11.1           -1.76
Q2 93     13574         76.3            11.5           -2.02
Q3 93     13514         72              11.9           -1.92
Q4 93     13469         72              12.3           -1.43
Q1 94     13447         77.7            12.5           -0.94
Q2 94     13464         84              12.6           -0.37
Q3 94     13503         85              12.2            0.25
Q4 94     13557         83.3            12              0.82
Q1 95     13612         83.3            11.8            1.1
Q2 95     13660         87.3            11.6            1.16
Q3 95     #N/A          85              11.4            #N/A
Q4 95     #N/A          77              #N/A            #N/A

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     Inflation should be lower than 1.7% in 1996. It is anticipated that purchasing power gains will be zero. Unit wage costs should remain modest due to the downward adjustment to employment in industry. It is expected that the trade balance will remain in a large surplus position in 1996 (about 80 billion FRF versus 100 billion FRF in 1995) as a result of the pronounced decline in imports (an increase of 3% in volume compared with 5% in 1995). However, France will continue to lose market share. The previous deterioration in competitiveness, because of the strong French franc policy, and the currency devaluations of major trading partners in Europe are hurting exports, which rose just 4% in volume. Fiscal policy will remain very tight in 1996 as the goal of reducing budget deficits to 4% of GDP in 1996 will not be achieved due to a sharper-than-expected decline in growth. New spending cuts will be announced in 1996 to limit this overshooting (now estimated at nearly 40 billion FRF). A debate will undoubtedly begin in 1996 either on deferring the single currency to the end of 1997, or on softening the convergence criteria. Based on growth forecasts projected for 1996 and 1997, only Luxembourg would appear to be able to fully satisfy the Maastricht criteria.

                       MACROECONOMIC OUTLOOK FOR FRANCE

                                    [GRAPH]

French Economy: 1994-1995-1996 Key Statistics


                               1994     1995(F)   1996(F)   GVT(F96)

GDP Growth                      2.2%      2.4%      1.4%      2.6%
Inflation                       1.7       1.9       1.8       1.9
Export Growth                   5.8       6.1       3.9       4.1
Import Growth                   6.8       4.2       3.8       4.5
Balance of Trade Surplus        1.2       1.3       1.2       1.2
  (% of GDP)
Corporate Investment Growth     1.0       4.0       4.0       8.0
Unemployment                   12.5      11.5      11.9      11.1
Consumer Spending Growth        1.5       1.9       1.9       2.4

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THE EQUITY MARKET

     The SBF 120 Index rose 4.02% in the fourth quarter of 1995 after falling 3.56% in the third quarter. Over the full year, it lost only 0.27%.


                        1995 PERFORMANCE: SBF 120 INDEX

                                    [GRAPH]

                              Performance
Period                        In base 10

30-Dec-94       1287.03        100
3-Jan-95        1289.95        100.23
4-Jan-95        1298.26        100.87
5-Jan-95        1280.76         99.51
6-Jan-95        1288.61        100.12
9-Jan-95        1276.53         99.18
10-Jan-95       1271.85         98.82

11-Jan-95       1266.19         98.38
12-Jan-95       1264.1          98.22
13-Jan-95       1266.61         98.41
16-Jan-95       1277.06         99.23
17-Jan-95       1267.68         98.50
18-Jan-95       1267.6          98.49
19-Jan-95       1254.59         97.48
20-Jan-95       1238.67         96.24
23-Jan-95       1212.51         94.21
24-Jan-95       1216            94.48
25-Jan-95       1229.44         95.53
26-Jan-95       1243.16         96.59
27-Jan-95       1238.56         96.23
30-Jan-95       1238.08         96.20
31-Jan-95       1227.19         95.35
1-Feb-95        1245.49         96.77
2-Feb-95        1239.5          96.31
3-Feb-95        1255.49         97.55
6-Feb-95        1274.75         99.05
7-Feb-95        1274.53         99.03
8-Feb-95        1264.23         98.23
9-Feb-95        1278.95         99.37
10-Feb-95       1277.75         99.28
13-Feb-95       1266.29         98.39
14-Feb-95       1267.31         98.47
15-Feb-95       1272.11         98.84
16-Feb-95       1255.87         97.58
17-Feb-95       1248.33         96.99
20-Feb-95       1234.7          95.93
21-Feb-95       1235.26         95.98
22-Feb-95       1235.27         95.98
23-Feb-95       1248.73         97.02
24-Feb-95       1238.16         96.20
27-Feb-95       1234.1          95.89
28-Feb-95       1220.75         94.85
1-Mar-95        1237.23         96.13
2-Mar-95        1237.63         96.16
3-Mar-95        1230.87         95.64
6-Mar-95        1218.1          94.64
7-Mar-95        1203.58         93.52
8-Mar-95        1206.76         93.76
9-Mar-95        1191.4          92.57
10-Mar-95       1199.71         93.22
13-Mar-95       1187.74         92.29
14-Mar-95       1213.17         94.26
15-Mar-95       1197.35         93.03
16-Mar-95       1220.32         94.82
17-Mar-95       1223.63         95.07
20-Mar-95       1237.22         96.13
21-Mar-95       1238.89         96.26
22-Mar-95       1238.71         96.25
23-Mar-95       1226.71         95.31
24-Mar-95       1238.44         96.22
27-Mar-95       1251.98         97.28

28-Mar-95       1251.99         97.28
29-Mar-95       1258.86         97.81
30-Mar-95       1282.81         99.67
31-Mar-95       1266.02         98.37
3-Apr-95        1268.68         98.57
4-Apr-95        1281.5          99.57
5-Apr-95        1277.79         99.28
6-Apr-95        1287.19        100.01
7-Apr-95        1293.98        100.54
10-Apr-95       1283.27         99.71
11-Apr-95       1277.76         99.28
12-Apr-95       1277.73         99.28
13-Apr-95       1282.27         99.63
18-Apr-95       1268.39         98.55
19-Apr-95       1277.43         99.25
20-Apr-95       1281.33         99.56
21-Apr-95       1308.43        101.66
24-Apr-95       1304.04        101.32
25-Apr-95       1322.27        102.74
26-Apr-95       1321.46        102.68
27-Apr-95       1314.63        102.14
28-Apr-95       1307.71        101.61
2-May-95        1319.02        102.49
3-May-95        1339.43        104.07
4-May-95        1325.83        103.01
5-May-95        1315.65        102.22
9-May-95        1353.52        105.17
10-May-95       1362.4         105.86
11-May-95       1365.97        106.13
12-May-95       1374.52        106.80
15-May-95       1359.77        105.65
16-May-95       1363.7         105.96
17-May-95       1366.32        106.16
18-May-95       1367.31        106.24
19-May-95       1344.17        104.44
22-May-95       1352.07        105.05
23-May-95       1347.06        104.66
24-May-95       1346.44        104.62
26-May-95       1323.8         102.86
29-May-95       1327.65        103.16
30-May-95       1326.86        103.09
31-May-95       1337.83        103.95
1-Jun-95        1345.63        104.55
2-Jun-95        1350.86        104.96
6-Jun-95        1349.81        104.88
7-Jun-95        1355.66        105.33
8-Jun-95        1340.93        104.19
9-Jun-95        1310.93        101.86
12-Jun-95       1313.58        102.06
13-Jun-95       1320.79        102.62
14-Jun-95       1305.71        101.45
15-Jun-95       1322.85        102.78
16-Jun-95       1310.41        101.82
19-Jun-95       1316.59        102.30

20-Jun-95       1301.38        101.11
21-Jun-95       1303.91        101.31
22-Jun-95       1315.8         102.24
23-Jun-95       1299.14        100.94
26-Jun-95       1303.68        101.29
27-Jun-95       1289.97        100.23
28-Jun-95       1281.59         99.58
29-Jun-95       1280.25         99.47
30-Jun-95       1278.82         99.36
3-Jul-95        1289.71        100.21
4-Jul-95        1296.09        100.70
5-Jul-95        1307.22        101.57
6-Jul-95        1296.7         100.75
7-Jul-95        1331.87        103.48
10-Jul-95       1331.11        103.42
11-Jul-95       1338.59        104.01
12-Jul-95       1338.66        104.01
13-Jul-95       1330.22        103.36
17-Jul-95       1331.05        103.42
18-Jul-95       1318.43        102.44
19-Jul-95       1318.28        102.43
20-Jul-95       1303.38        101.27
21-Jul-95       1304.21        101.33
24-Jul-95       1314.49        102.13
25-Jul-95       1322.88        102.79
26-Jul-95       1322.63        102.77
27-Jul-95       1324.96        102.95
28-Jul-95       1318.43        102.44
31-Jul-95       1311.9         101.93
1-Aug-95        1311.01        101.86
2-Aug-95        1334.69        103.70
3-Aug-95        1328.83        103.25
4-Aug-95        1332.99        103.57
7-Aug-95        1329.46        103.30
8-Aug-95        1333.13        103.58
9-Aug-95        1326.74        103.09
10-Aug-95       1329.35        103.29
11-Aug-95       1327.96        103.18
16-Aug-95       1340.13        104.13
17-Aug-95       1337.38        103.91
18-Aug-95       1339.39        104.07
21-Aug-95       1345.84        104.57
22-Aug-95       1334.86        103.72
23-Aug-95       1330.28        103.36
24-Aug-95       1320.16        102.57
25-Aug-95       1321.44        102.67
28-Aug-95       1293.75        100.52
29-Aug-95       1298.49        100.89
30-Aug-95       1310.34        101.81
31-Aug-95       1290.41        100.26
1-Sep-95        1292.19        100.40
4-Sep-95        1302.9         101.23
5-Sep-95        1303.53        101.28
6-Sep-95        1293.99        100.54

7-Sep-95        1279.33         99.40
8-Sep-95        1273.27         98.93
11-Sep-95       1280.69         99.51
12-Sep-95       1283.31         99.71
13-Sep-95       1298.54        100.89
14-Sep-95       1297.06        100.78
15-Sep-95       1291.27        100.33
18-Sep-95       1285.72         99.90
19-Sep-95       1289.9         100.22
20-Sep-95       1277.88         99.29
21-Sep-95       1271.72         98.81
22-Sep-95       1234.61         95.93
25-Sep-95       1238.73         96.25
26-Sep-95       1249.15         97.06
27-Sep-95       1234.42         95.91
28-Sep-95       1220.36         94.82
29-Sep-95       1233.3          95.83
2-Oct-95        1250.51         97.16
3-Oct-95        1243.42         96.61
4-Oct-95        1246.04         96.82
5-Oct-95        1243.45         96.61
6-Oct-95        1246.48         96.85
9-Oct-95        1232.37         95.75
10-Oct-95       1227.93         95.41
11-Oct-95       1236.1          96.04
12-Oct-95       1243.17         96.59
13-Oct-95       1250.03         97.13
16-Oct-95       12362           95.93
17-Oct-95       1228.7          95.47
18-Oct-95       1224.81         95.17
19-Oct-95       1215.85         94.47
20-Oct-95       1207.33         93.81
23-Oct-95       1192.46         92.65
24-Oct-95       1193.99         92.77
25-Oct-95       1217.89         94.63
26-Oct-95       1212.89         94.24
27-Oct-95       1205.13         93.64
30-Oct-95       1235.79         96.02
31-Oct-95       1247.15         96.90
2-Nov-95        1256.34         97.62
3-Nov-95        1258.23         97.76
6-Nov-95        1252.45         97.31
7-Nov-95        1272.92         98.90
8-Nov-95        1278.61         99.35
9-Nov-95        1270.36         98.70
10-Nov-95       1261.93         98.05
13-Nov-95       1260.59         97.95
14-Nov-95       1260.97         97.98
15-Nov-95       1281.24         99.55
16-Nov-95       1302.46        101.20
17-Nov-95       1295.4         100.65
20-Nov-95       1290.46        100.27
21-Nov-95       1283.89         99.76
22-Nov-95       1284.6          99.81

23-Nov-95       1280.85         99.52
24-Nov-95       1296.68        100.75
27-Nov-95       1294.94        100.61
28-Nov-95       1284.16         99.78
29-Nov-95       1276.43         99.18
30-Nov-95       1259.11         97.83
1-Dec-95        1255.58         97.56
4-Dec-95        1226.16         95.27
5-Dec-95        1249.7          97.10
6-Dec-95        1261.74         98.04
7-Dec-95        1268.23         98.54
8-Dec-95        1275.87         99.13
11-Dec-95       1269.59         98.64
12-Dec-95       1268.95         98.60
13-Dec-95       1257.25         97.69
14-Dec-95       1283.73         99.74
15-Dec-95       1274.69         99.04
18-Dec-95       1250.37         97.15
19-Dec-95       1242.64         96.55
20-Dec-95       1253.71         97.41
21-Dec-95       1254.08         97.44
22-Dec-95       1278.91         99.37
26-Dec-95       1276.25         99.16
27-Dec-95       1282.65         99.66
28-Dec-95       1284.69         99.82
29-Dec-95       1283.5          99.73



     The third quarter presented a growing lack of confidence in the government and the credibility of its economic policy, therefore, President Jacques Chirac's intervention in October came at the right moment to re-establish France's priorities. His message was the need for austerity and to fight against public deficits. President Chirac's cabinet was reshuffled and a new policy mix was adopted: tight fiscal policy on the one hand, easier monetary policy on the other.

     Against the background of a sharp economic slowdown and strained labor relations, the French stock market ended the year on a rebound largely fueled by
(i) the appreciation of the French franc against the Deutschemark, (ii) a strong showing in the bond market and (iii) a far greater than expected easing of interest rates by the Banque de France.

     In this difficult economic environment, investors sought refuge in blue chip stocks likely to post profit increases in line with analysts' expectations. Growth stocks thus outperformed the market by greater than 10% over the half year, benefiting from the great interest shown by investors in the pharmaceutical and retailing sectors. By the end of 1995, the rally in the bond market had driven the entire stock market higher, enabling it to recover substantially and end 1995 in line with the performance of the SBF 120 Index.

--------------------------------------------------------------------------------



                SFB 120 INDEX - CHANGE IN PRICE BY STOCK TYPE
                  FROM DECEMBER 31, 1994 TO DECEMBER 31, 1995

                                    [GRAPH]

Defensive Stocks                     8.10%           -0.27%
Growth Stocks                       20.76            -0.27
Cyclical Stocks                     -6.25            -0.27
Interest Rate-Sensitive Stocks       0.08            -0.27

SFB 120 Index: -0.27%

CAC 40 Index: -0.49%




     Conversely, the behavior of cyclical stocks reflected the lack of visibility investors had on economic and earnings growth. Their overall performance over the year was, therefore, very disappointing. These stocks now seem collectively undervalued and oversold.

INVESTMENT STRATEGY

     Given the sharp decline in domestic demand due to (i) the slowdown in consumption and investment as well as (ii) reductions in inventory levels, we favor blue chip stocks with optimistic earnings forecasts.

     Our current strategy is based on the following assumptions:

     -- The Banque de France still has considerable potential to lower rates.

     -- The bond market is continuing to strengthen and, as a result, might constitute a major support for the stock market in 1996.

     -- Economic growth is extremely weak and will remain so throughout the first half of 1996.

     Thus, at this early stage in the year, we are leaning towards an overweighting of stocks sensitive to interest rates, growth companies and firms that are not very sensitive to the economic slowdown in Europe.

--------------------------------------------------------------------------------
Lastly, small and medium size capitalizations have been oversold during the fourth quarter of 1995. Selectively, we intend to take advantage of this situation to increase our weighting in medium size companies. We believe corporations operating in a niche market with good margins have greater potential than the typical stock in the CAC 40 Index.




                THE FRANCE GROWTH FUND CAPITALIZATION BREAKDOWN

                                    [GRAPH]

Small Capitalization Stocks     3%
Medium Capitalization Stocks   44%
Large Capitalization Stocks    53%

Small Capitalization: < 3.6  billion FRF
Medium Capitalization: > 3.6  billion FRF < 32.2 billion FRF
Large Capitalization: > 32.2 billion FRF



Cyclical Stocks: Underweighted

     The Fund is underweighted in the automobile, defense and telecommunications sectors. We expect the reported earnings of companies in these sectors to be very disappointing.

     We are slightly overweighted in the energy sector because of improving oil prices and increasing refining margins. Furthermore, we expect the US dollar to rebound.

     The Fund is overweighted in the construction sector mainly because of our positive outlook for the renovation market and for road building. Visibility is above average for these companies and they stand to benefit from recent government measures.

Defensive and Growth Stocks: Overweighted

     We generally favor stocks that have good visibility in their markets and are generating earnings growth above the market average. We overweight either shares in international companies that make a significant percentage of their operating profits outside of France or defensive stocks that are not very

--------------------------------------------------------------------------------
sensitive to the French economy. Lastly, we look for blue chip stocks offering a high yield and a certain degree of sensitivity to the current decline in rates.

     Regarding pharmaceutical stocks, we took profits and became underweighted in this sector at the end of 1995. Current share prices seem to fully discount the earnings potential of this group of companies, especially since the government has just passed an act aimed at slashing the social security deficit which could reduce visibility on the earnings growth of these companies.

Financial Stocks: Neutral

     As for financial stocks, our strategy is to focus on quality and visibility. We will therefore overweight only those stocks that stand to benefit from the decline in rates underway, and will remain on the sidelines regarding those heavily exposed to the office real-estate market. In particular, we have increased our exposure to commercial banks as they offer the best pairing of (i) sensitivity to interest-rate declines and (ii) earnings visibility. As for our investments in the real-estate sector, we are interested only in companies whose stocks offer a high yield and are primarily active in the residential property market.

             THE FRANCE GROWTH FUND: OVER/UNDER SECTOR ALLOCATION
                                      VS.
                     SBF 120 INDEX AS OF DECEMBER 31, 1995

                                    [GRAPH]

                Sector                 % Over/Under

                Energy                    0.37%
                Basic Products            0.19%
                Construction              1.71%
                Capital Goods            -2.02%
                Automobile               -1.03%
                Other Consumer Goods     -1.55%
                Food & Beverage           1.93%
                Distribution             -0.75%
                Other Services            1.33%
                Real Estate              -0.04%
                Financial Services       -0.52%
                Holdings                  0.37%

--------------------------------------------------------------------------------

MARKET OUTLOOK

     As a result of the sluggish business environment, the slowing decline in the unemployment rate and the insufficiently strict fiscal policy, we have significantly revised our growth forecast for 1996 to 1.4%.

     Against this backdrop, the French market is still benefiting from the Banque de France's significant reductions in its key rates. This easing has been accompanied by the strengthening of the French franc against the Deutschemark. Contrary to 1995, France will not stand out in 1996 as the bad student in the European class. Germany faces similar problems: (i) GDP growth revisions, (ii) unemployment, (iii) budget overshooting and (iv) difficulties in meeting the Maastricht criteria for 1997. Lastly, the convergence of France and Germany's economic cycles should lead to improved cooperation between the two countries, thereby preventing new attacks against the franc.

     These different elements should favor the continuation of the sharper-than-expected decline in short rates in Europe and a better convergence of the short-term rate spreads between France and Germany.

     THEREFORE, THE PROSPECT OF LOWER SHORT RATES ADDED TO UNDERPERFORMANCE OF THE FRENCH BOURSE DURING 1995, PROMPTS US TO BELIEVE THAT THE MARKET SHOULD HAVE SOME SUPPORTS AT CURRENT LEVELS AND COULD BE READY FOR A REBOUND. THE RISK PREMIUM MODEL BELOW ILLUSTRATES THE POTENTIAL RETURN OF FRENCH EQUITIES VERSUS THE RETURN ON THE LONG-TERM GOVERNMENT BOND.

                         RISK PREMIUM % & CAC 40 INDEX

                                    [GRAPH]

                  CAC 40      Prime     Jalon

27-Dec-89        1,970.00      3.60     6.80
5-Jan-90         1,986.00      0.20     6.80
12-Jan-90        1,969.00      0.50     6.80
18-Jan-90        1,935.00      1.00     6.80
26-Jan-90        1,893.00      2.10     6.80
 2-Feb-90        1,925.00      1.50     6.80
 9-Feb-90        1,898.00      0.40     6.80
16-Feb-90        1,871.00      0.60     6.80
23-Feb-90        1,804.00      3.20     6.80
 2-Mar-90        1,860.00      4.70     6.80
 9-Mar-90        1,921.00      0.20     6.80
16-Mar-90        1,959.00      2.00     6.80
23-Mar-90        1,937.00      4.00     6.80            32869
30-Mar-90        1,972.00      3.80     6.80            35074
 6-Apr-90        2,070.00      1.80     6.80            158
12-Apr-90        2,117.00      1.90     6.80            157.5
20-Apr-90        2,129.00      1.30     6.80
27-Apr-90        2,066.00      2.40     6.80
 4-May-90        2,103.00      1.80     6.80
11-May-90        2,092.00      3.14     6.80
18-May-90        2,100.00      1.30     6.80
25-May-90        2,112.00      0.90     6.80
 1-Jun-90        2,088.00      1.20     6.80
 8-Jun-90        2,021.00      1.60     6.80
15-Jun-90        2,012.00      3.20     6.80
22-Jun-90        2,032.00      3.80     6.80
29-Jun-90        2,035.00      3.40     6.80
 5-Jul-90        2,000.00      4.80     6.80
13-Jul-90        1,998.34      5.10     6.80
20-Jul-90        2,031.00      6.15     6.80
27-Jul-90        1,966.00      7.34     6.80
 3-Aug-90        1,869.00      6.73     6.80
10-Aug-90        1,775.00      7.65     6.80
17-Aug-90        1,665.00      10.90    6.80
24-Aug-90        1,619.00      10.10    6.80
31-Aug-90        1,690.00      2.60     6.80      33116
 7-Sep-90        1,619.00      3.70     6.80      33123
14-Sep-90        1,615.00      4.20     6.80      33130
21-Sep-90        1,544.00      7.70     6.80      33137

26-Sep-90        1,499.00      4.40     6.80
 3-Oct-90        1,567.00      4.10     6.80
10-Oct-90        1,540.00      4.90     6.80
17-Oct-90        1,616.00      6.90     6.80
24-Oct-90        1,667.00      5.90     6.80
31-Oct-90        1,646.00      3.35     6.80
 7-Nov-90        1,583.00      2.32     6.80
14-Nov-90        1,599.00      2.97     6.80
21-Nov-90        1,627.00      4.00     6.80
28-Nov-90        1,601.00      4.00     6.80
 5-Dec-90        1,660.00      1.80     6.80
12-Dec-90        1,668.00      6.08     6.80
19-Dec-90        1,589.00      10.10    6.80
26-Dec-90        1,537.00      8.67     6.80
31-Dec-90        1,518.19      8.67     6.80
 9-Jan-91        1,552.00      10.75    6.80
16-Jan-91        1,457.80      10.10    6.80
23-Jan-91        1,522.00      12.10    6.80
30-Jan-91        1,582.00      11.20    6.80
 6-Feb-91        1,598.00      12.65    6.80
13-Feb-91        1,636.00      11.68    6.80
20-Feb-91        1,693.00      11.04    6.80
27-Feb-91        1,731.00      5.67     6.80
 6-Mar-91        1,821.00      5.91     6.80
13-Mar-91        1,781.00      7.70     6.80
20-Mar-91        1,752.00      6.97     6.80
27-Mar-91        1,797.00      6.20     6.80
 3-Apr-91        1,851.90      8.74     6.80
10-Apr-91        1,816.90      8.84     6.80
17-Apr-91        1,829.50      8.05     6.80
24-Apr-91        1,782.00      9.19     6.80
30-Apr-91        1,779.00      10.30    6.80
15-May-91        1,802.63      7.54     6.80
22-May-91        1,831.13      9.03     6.80
29-May-91        1,825.16      8.76     6.80
 5-Jun-91        1,862.90      3.74     6.80
12-Jun-91        1,849.11      2.73     6.80
19-Jun-91        1,798.19      7.06     6.80
26-Jun-91        1,760.52      7.97     6.80
 3-Jul-91        1,718.02      10.18    6.80
10-Jul-91        1,757.38      6.41     6.80
17-Jul-91        1,758.11      7.96     6.80
24-Jul-91        1,778.07      7.23     6.80
31-Jul-91        1,754.73      5.70     6.80
 7-Aug-91        1,782.44      5.88     6.80
13-Aug-91        1,808.80      7.43     6.80
21-Aug-91        1,792.87      8.22     6.80
28-Aug-91        1,851.83      6.64     6.80
 4-Sep-91        1,860.82      10.47    6.80
11-Sep-91        1,842.50      10.36    6.80
18-Sep-91        1,869.40      9.28     6.80
25-Sep-91        1,877.93      10.45    6.80
 2-Oct-91        1,878.25      11.37    6.80
 9-Oct-91        1,843.43      11.88    6.80

16-Oct-91        1,863.40      10.67    6.80
23-Oct-91        1,830.59      10.29    6.80
30-Oct-91        1,861.80      9.16     6.80
 6-Nov-91        1,836.06      8.69     6.80
13-Nov-91        1,846.79      9.02     6.80
20-Nov-91        1,763.49      11.97    6.80
27-Nov-91        1,757.86      10.63    6.80
 4-Dec-91        1,713.93      12.38    6.80
11-Dec-91        1,645.56      16.29    6.80
18-Dec-91        1,706.17      14.36    6.80
25-Dec-91        1,722.48      15.31    6.80
31-Dec-91        1,765.66      14.28    6.80
 8-Jan-92        1,785.64      15.96    6.80
15-Jan-92        1,873.63      14.55    6.80
22-Jan-92        1,841.32      14.36    6.80
29-Jan-92        1,879.64      11.39    6.80
 5-Feb-92        1,865.79      11.18    6.80
12-Feb-92        1,861.60      10.91    6.80
19-Feb-92        1,915.41      12.61    6.80
26-Feb-92        1,981.31      11.28    6.80
 4-Mar-92        1,988.09      11.01    6.80
11-Mar-92        1,968.02      10.03    6.80
18-Mar-92        1,928.18      10.82    6.80
25-Mar-92        1,928.28      12.36    6.80
 3-Apr-92        1,942.73      13.77    6.80
 8-Apr-92        1,907.48      15.72    6.80
15-Apr-92        1,990.69      15.03    6.80
22-Apr-92        1,983.68      12.49    6.80
29-Apr-92        2,036.72      10.71    6.80
 6-May-92        2,047.15      10.58    6.80
13-May-92        2,053.17      12.41    6.80
20-May-92        2,030.84      13.88    6.80
27-May-92        2,014.09      13.46    6.80
 3-Jun-92        1,992.61      11.08    6.80
10-Jun-92        1,953.73      11.48    6.80
17-Jun-92        1,908.84      13.27    6.80
24-Jun-92        1,899.64      11.61    6.80
30-Jun-92        1,900.63      10.21    6.80
 8-Jul-92        1,847.75      11.47    6.80
15-Jul-92        1,853.26      11.05    6.80
22-Jul-92        1,727.49      9.77     6.80
29-Jul-92        1,801.63      6.41     6.80
 5-Aug-92        1,797.88      7.11     6.80
12-Aug-92        1,730.05      11.29    6.80
19-Aug-92        1,734.21      11.18    6.80
26-Aug-92        1,667.80      14.03    6.80
 2-Sep-92        1,711.41      11.98    6.80
 9-Sep-92        1,756.77      13.24    6.80
16-Sep-92        1,859.78      14.28    6.80
23-Sep-92        1,828.93      14.13    6.80
30-Sep-92        1,736.73      10.26    6.80
 7-Oct-92        1,654.15      9.85     6.80
14-Oct-92        1,667.93      10.09    6.80
21-Oct-92        1,722.24      13.68    6.80

28-Oct-92        1,749.86      14.12    6.80
 4-Nov-92        1,804.07      15.16    6.80
10-Nov-92        1,798.46      12.77    6.80
18-Nov-92        1,759.17      14.62    6.80
25-Nov-92        1,720.97      12.47    6.80
 2-Dec-92        1,783.33      7.80     6.80
 9-Dec-92        1,791.16      10.09    6.80
16-Dec-92        1,736.69      10.67    6.80
23-Dec-92        1,821.11      13.33    6.80
30-Dec-92        1,858.77      11.03    6.80
31-Dec-92        1,857.78      11.03    6.80
 6-Jan-93        1,859.63      11.67    6.80
13-Jan-93        1,782.53      11.17    6.80
20-Jan-93        1,818.34      10.68    6.80
27-Jan-93        1,777.35      12.11    6.80
 3-Feb-93        1,824.18      12.53    6.80
10-Feb-93        1,893.32      12.82    6.80
17-Feb-93        1,904.97      12.84    6.80
24-Feb-93        1,953.39      14.66    6.80
 3-Mar-93        1,995.24      15.61    6.80
10-Mar-93        1,992.42      15.33    6.80
17-Mar-93        1,967.28      13.06    6.80
24-Mar-93        1,954.57      14.63    6.80
31-Mar-93        2,031.38      14.18    6.80
 6-Apr-93        1,995.33      15.98    6.80
14-Apr-93        2,015.43      17.37    6.80
21-Apr-93        1,931.89      19.50    6.80
28-Apr-93        1,942.50      20.28    6.80
 5-May-93        1,926.34      17.15    6.80
12-May-93        1,872.67      18.58    6.80
19-May-93        1,836.78      13.85    6.80
26-May-93        1,890.43      12.30    6.80
 2-Jun-93        1,875.84      11.46    6.80
 9-Jun-93        1,915.23      13.98    6.80
16-Jun-93        1,918.81      11.52    6.80
23-Jun-93        1,942.41      13.56    6.80
30-Jun-93        1,971.87      10.20    6.80
 7-Jul-93        1,943.73      13.38    6.80
14-Jul-93        1,991.15      12.66    6.80
21-Jul-93        1,947.53      13.19    6.80
28-Jul-93        1,989.56      12.53    6.80
 4-Aug-93        2,101.36      13.96    6.80
11-Aug-93        2,167.39      14.19    6.80
18-Aug-93        2,160.75      14.05    6.80
25-Aug-93        2,159.31      14.49    6.80
 1-Sep-93        2,191.93      14.72    6.80
 8-Sep-93        2,129.44      16.10    6.80
15-Sep-93        2,078.51      14.59    6.80
22-Sep-93        2,079.96      17.46    6.80
29-Sep-93        2,126.80      15.66    6.80
 6-Oct-93        2,164.46      14.28    6.80
13-Oct-93        2,127.28      15.64    6.80
20-Oct-93        2,149.68      17.13    6.80
27-Oct-93        2,192.02      12.72    6.80

 3-Nov-93        2,171.16      9.79     6.80
10-Nov-93        2,087.33      12.39    6.80
17-Nov-93        2,147.99      15.90    6.80
24-Nov-93        2,070.61      14.37    6.80
 1-Dec-93        2,153.98      14.29    6.80
 8-Dec-93        2,205.31      15.97    6.80
15-Dec-93        2,162.63      13.87    6.80
22-Dec-93        2,225.79      14.36    6.80
29-Dec-93        2,281.89      11.62    6.80
31-Dec-93        2,268.22      11.62    6.80
 5-Jan-94        2,249.55      14.44    6.80
12-Jan-94        2,281.90      11.37    6.80
19-Jan-94        2,274.67      15.25    6.80
27-Jan-94        2,280.95      10.51    6.80
 2-Feb-94        2,355.93      12.04    6.80
 9-Feb-94        2,302.06      9.84     6.80
16-Feb-94        2,264.32      11.02    6.80
23-Feb-94        2,252.00      10.93    6.80
 2-Mar-94        2,144.66      9.99     6.80
 9-Mar-94        2,199.64      10.85    6.80
16-Mar-94        2,242.71      12.90    6.80
23-Mar-94        2,200.17      12.64    6.80
30-Mar-94        2,083.87      13.33    6.80
 6-Apr-94        2,128.24      14.07    6.80
13-Apr-94        2,152.36      13.23    6.80
20-Apr-94        2,102.71      13.21    6.80
27-Apr-94        2,147.32      15.46    6.80
 4-May-94        2,178.99      13.74    6.80
11-May-94        2,176.70      13.88    6.80
16-May-94        2,187.70      15.37    6.80
25-May-94        2,084.41      13.04    6.80
 2-Jun-94        2,007.38      11.36    6.80
 8-Jun-94        2,046.81      13.32    6.80
15-Jun-94        1,966.39      13.77    6.80
22-Jun-94        1,917.04      12.79    6.80
29-Jun-94        1,936.30      17.37    6.80
 6-Jul-94        1,888.99      12.44    6.80
13-Jul-94        1,974.50      14.57    6.80
20-Jul-94        2,043.72      13.90    6.80
27-Jul-94        2,055.68      12.75    6.80
 3-Aug-94        2,115.07      13.88    6.80
10-Aug-94        2,064.17      9.25     6.80
17-Aug-94        2,034.98      8.41     6.80
26-Aug-94        2,062.70      7.53     6.80
31-Aug-94        2,069.08      7.06     6.80
 7-Sep-94        1,964.20      5.77     6.80
14-Sep-94        1,977.00      4.90     6.80
21-Sep-94        1,897.00      6.00     6.80
28-Sep-94        1,905.00      10.00    6.80
12-Oct-94        1,918.00      10.00    6.80
19-Oct-94        1,876.00      11.10    6.80
26-Oct-94        1,832.00      9.70     6.80
 3-Nov-94        1,874.00      9.10     6.80
10-Nov-94        1,944.00      10.50    6.80

16-Nov-94        1,950.00      11.20    6.80
23-Nov-94        1,893.00      14.70    6.80
30-Nov-94        1,976.00      13.90    6.80
 7-Dec-94        1,970.00      13.40    6.80
14-Dec-94        1,930.00      12.90    6.80
21-Dec-94        1,941.00      12.80    6.80
28-Dec-94        1,928.00      14.40    6.80
 4-Jan-95        1,902.00      12.50    6.80
11-Jan-95        1,849.00      13.90    6.80
18-Jan-95        1,860.00      16.90    6.80
25-Jan-95        1,802.00      17.70    6.80
31-Jan-95        1,798.00      16.90    6.80
 8-Feb-95        1,851.00      17.00    6.80
15-Feb-95        1,862.00      13.90    6.80
22-Feb-95        1,804.00      15.00    6.80
 1-Mar-95        1,808.00      16.40    6.80
 8-Mar-95        1,757.00      13.50    6.80
15-Mar-95        1,739.00      17.00    6.80
22-Mar-95        1,818.00      18.30    6.80
29-Mar-95        1,852.00      19.60    6.80
 5-Apr-95        1,873.00      22.20    6.80
12-Apr-95        1,872.00      20.50    6.80
19-Apr-95        1,875.00      17.60    6.80
10-May-95        1,997.00      17.90    6.80
17-May-95        2,005.00      19.60    6.80
24-May-95        1,961.00      20.20    6.80
31-May-95        1,948.00      23.10    6.80
 7-Jun-95        1,975.00      23.80    6.80
14-Jun-95        1,894.00      23.60    6.80
21-Jun-95        1,903.00      21.00    6.80
28-Jun-95        1,865.00      21.60    6.80
 5-Jul-95        1,908.00      19.10    6.80
19-Jul-95        1,931.00      20.40    6.80
26-Jul-95        1,943.00      19.40    6.80
 2-Aug-95        1,960.00      18.70    6.80
 9-Aug-95        1,944.00      21.30    6.80
23-Aug-95        1,957.00      22.00    6.80
30-Aug-95        1,921.00      23.70    6.80
 6-Sep-95        1,885.00      25.60    6.80
20-Sep-95        1,864.00      25.60    6.80
27-Sep-95        1,792.00      24.10    6.80
 4-Oct-95        1,804.00      24.00    6.80
11-Oct-95        1,794.00      25.20    6.80
18-Oct-95        1,771.00      24.90    6.80
25-Oct-95        1,764.00      26.30    6.80
 1-Nov-95        1,814.00      27.70    6.80
 8-Nov-95        1,866.00      30.90    6.80
15-Nov-95        1,875.00      29.10    6.80
22-Nov-95        1,875.00      29.10    6.80
29-Nov-95        1,857.00      23.40    6.80
 6-Dec-95        1,835.00      33.60    6.80
13-Dec-95        1,834.00      31.90    6.80
29-Dec-95        1,872.00      33.40    6.80
 3-Jan-96        1,943.00      34.40    6.80

10-Jan-96        1,910.00      34.50    6.80

--------------------------------------------------------------------------------

                             FRENCH MARKET RATIOS

                                    [GRAPH]

(Source: J. Chahine Finances)

                             CURRENT LEVEL     10-YEAR AVERAGE
                          Based on Consensus
                           Median Estimates

PRICE EARNING RATIO
PER 95                          18.8X             16.8X
PER 96                          17.5X

Price/Cash Flow                 6.63               6.61

Global Yield 95                 3.38%              3.20%

Price/Book Value                1.64               1.70







     We appreciate your continued interest and investment in the French economy, marketplace and The France Growth Fund, Inc.


Sincerely,


/s/ GERARD JEANNIN                                 /s/ JEAN A. ARVIS
GERARD JEANNIN                                     JEAN A. ARVIS
President                                          Chairman of the Board
The France Growth Fund, Inc.                       The France Growth Fund, Inc.

January 25, 1996

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 1995
--------------------------------------------------------------------------------

INVESTMENTS IN FRANCE--93.59%
------------------------------------------------------
COMMON STOCKS--93.57%
------------------------------------------------------

 Shares                                       Value
---------                                  ------------
AUTOMOBILE--3.96%
   20,500  Bertrand Faure SA ex EBF......  $    523,226
   27,900  Michelin 'B'..................     1,112,582
   20,610  Peugeot SA....................     2,718,542
   58,175  Valeo.........................     2,694,046
                                           ------------
                                              7,048,396
                                           ------------
BASIC PRODUCTS--5.27%
   32,259  Air Liquide...................     5,341,919
    8,068  Carbone Lorraine..............       691,896
  128,060  Rhone Poulenc SA..............     2,742,929
   46,000  Usinor Sacilor................       608,167
                                           ------------
                                              9,384,911
                                           ------------
CAPITAL GOODS--5.49%
   50,828  Alcatel Alsthom...............     4,381,742
   11,500  Legrand.......................     1,775,191
   74,890  Schneider SA..................     2,559,793
    3,400  SIDEL.........................     1,059,398
                                           ------------
                                              9,776,124
                                           ------------
CONSTRUCTION--1.81%
   16,177  Bouygues......................     1,629,426
    9,525  Colas.........................     1,594,793
                                           ------------
                                              3,224,219
                                           ------------
DISTRIBUTION--7.96%
   10,310  Carrefour.....................     6,254,418
   13,300  Castorama Dubois..............     2,177,968
    9,700  Docks de France...............     1,473,568
    9,200  Pinault Printemps.............     1,835,304
    8,670  Promodes......................     2,037,605

    2,352  Rexel SA......................       397,163
                                           ------------
                                             14,176,026
                                           ------------
ENERGY--8.58%
  107,140  Elf Aquitaine.................     7,893,029
  109,515  Total SA......................     7,390,446
                                           ------------
                                             15,283,475
                                           ------------
FINANCIAL SERVICES--18.99%
   81,275  AXA SA........................     5,476,417
   83,372  Banque National de Paris......     3,760,464
    9,335  Cetelem.......................     1,751,682
   10,956  Cie Bancaire SA...............  $  1,225,909
   60,888  Cie Financiere de Paribas.....     3,338,117
   43,854  Credit Commercial
             de France...................     2,237,696
   14,766  Credit Local..................     1,181,883
    7,549  Credit National SA............       554,904
   65,434  Societe Generale..............     8,083,220
  181,578  UAP...........................     4,741,976
   16,950  Union Immobiliere de France...     1,467,443
                                           ------------
                                             33,819,711
                                           ------------
FOOD & BEVERAGE--12.03%
   23,150  Eridania Beghin Say...........     3,970,597
   45,691  Groupe Danone.................     7,538,199
   37,820  LVMH..........................     7,876,753
   30,100  Pernod Ricard.................     1,710,430
    3,940  Ste LDC SA....................       337,082
                                           ------------
                                             21,433,061
                                           ------------
HOLDINGS--1.92%
    5,140  CGIP..........................     1,015,931
    7,800  Chargeurs.....................     1,563,982
    6,143  Navigation Mixte..............       832,864
                                           ------------
                                              3,412,777
                                           ------------
HOUSE BUILDINGS--5.94%
   64,880  Lafarge Coppee................     4,179,610
   21,760  Poliet SA.....................     1,767,458
   42,408  Saint-Gobain..................     4,623,966
                                           ------------
                                             10,571,034
                                           ------------
OTHER CONSUMER GOODS--9.47%
   11,500  BIC...........................     1,169,372

   12,800  CEP Communications............     1,061,113
   28,660  L'Oreal.......................     7,671,926
   16,670  Roussel Uclaf.................     2,825,135
      760  Salomon SA....................       442,266
   24,919  Sanofi........................     1,597,157
   10,177  SEB...........................     1,236,409
   13,720  Synthelabo....................       859,478
                                           ------------
                                             16,862,856
                                           ------------

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS--(concluded)
------------------------------------------------------
------------------------------------------------------

 Shares                                       Value
---------                                  ------------
OTHER SERVICES--12.15%
   12,701  Accor.........................  $  1,644,193
    4,961  Canal Plus....................       929,903
   41,500  Cap Gemini Sogeti*............     1,169,372
   14,200  Club Mediterranee*............     1,133,680
   12,230  Euro RSCG Worldwide...........       998,877
   57,175  Generale des Eaux.............     5,707,577
   37,597  Havas.........................     2,982,427
   27,673  Lyonnaise des Eaux Dumez......     2,664,180
   17,500  Metropole Television*.........     1,472,180
    5,000  Sligos........................       412,455
   13,689  Sogeparc (Financiere).........     1,786,069
    8,000  Spir Communication............       733,435
                                           ------------
                                             21,634,348
                                           ------------
TOTAL COMMON STOCKS
  (cost--$155,739,334)...................   166,626,938
                                           ------------
------------------------------------------------------
WARRANTS--0.02%
------------------------------------------------------
OTHER CONSUMER GOODS--0.02%

   12,800  CEP Communications
             expiring 12/31/97*..........        35,283
                                           ------------

OTHER SERVICES--0.00%
    1,225  Sogeparc (Financiere)
             expiring 12/31/97*..........         4,252
                                           ------------
TOTAL WARRANTS
  (cost--$31,341)........................        39,535
                                           ------------
TOTAL INVESTMENTS IN FRANCE
  (cost--$155,770,675)--93.59%...........   166,666,473
                                           ------------

------------------------------------------------------
TIME DEPOSIT--0.03%
------------------------------------------------------

Principal
 Amount                                       Value
---------                                  ------------
US$55,000  Brown Brothers Harriman & Co.
             Grand Cayman, 4.75%**
             (cost--$55,000).............  $     55,000
                                           ------------
TOTAL INVESTMENTS
  (cost--$155,825,675)--93.62%...........   166,721,473
OTHER ASSETS LESS LIABILITIES--6.38%.....    11,358,541
                                           ------------
NET ASSETS (applicable to 15,345,333
  shares; equivalent to $11.60 per
  share)-- 100.00%.......................  $178,080,014
                                           ------------
                                           ------------

------------

*     Non-income producing security.
** Variable rate account--rates reset on a monthly basis; amounts available upon 48 hours' notice.

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (cost-$155,825,675)...   $166,721,473
    Cash (including French francs at affiliate of $14,165,087
     with a cost of $14,029,465)..............................     14,165,749
    Receivable for investment securities sold.................      5,825,903
    Receivable for French taxes withheld and avoir fiscal.....      3,504,538
    Interest receivable.......................................        216,861
    Receivable for variation margin on futures contracts......        182,108
    Prepaid expenses..........................................        189,541
                                                                 ------------
        Total assets..........................................    190,806,173
                                                                 ------------
LIABILITIES:
    Dividend and distribution payable.........................     10,192,370
    Payable for investment securities purchased...............      2,083,486
    Advisory fee payable......................................        132,968
    Administration fee payable................................         26,594
    Accrued expenses..........................................        290,741
                                                                 ------------
        Total liabilities.....................................     12,726,159
                                                                 ------------
NET ASSETS:
    Common stock, $0.01 par value; 15,345,333 shares issued
     and outstanding
      (100,000,000 shares authorized).........................        153,453
    Additional paid-in capital................................    163,784,670
    Dividends in excess of net investment income..............       (194,353)
    Accumulated net realized gain.............................      2,854,863
    Net unrealized appreciation of investments, futures
     contracts and other assets
      and liabilities denominated in French francs............     11,481,381
                                                                 ------------
        Net assets applicable to shares outstanding...........   $178,080,014
                                                                 ------------
                                                                 ------------
NET ASSET VALUE PER SHARE.....................................         $11.60

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends, including $1,487,326 of avoir fiscal
     (net of withholding taxes).....................  $4,382,540
    Prior years' avoir fiscal (net of withholding
     taxes).........................................   3,400,071
    Interest........................................     742,293   $ 8,524,904
                                                      ----------   -----------
EXPENSES:
    Advisory fees...................................   1,569,156
    Administration fees.............................     317,945
    Custodian and accounting fees...................     295,619
    Directors' fees and expenses....................     226,081
    Legal and auditing fees.........................     168,584
    Reports to shareholders.........................     104,873
    Shareholder relations expense...................      74,572
    Insurance expense...............................      66,400
    Transfer agent fees.............................      28,279
    NYSE listing fee................................      25,256
    Amortization of organization expenses...........       8,943
    Other expenses..................................      19,448     2,905,156
                                                      ----------   -----------
    Net investment income...........................                 5,619,748
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND OPTIONS,
  FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
    Net realized gain (loss) on:
      Investments and options.......................                 9,156,854
      Futures contracts.............................                (2,062,310)
      Foreign currency transactions.................                   470,101
    Net change in unrealized
     appreciation/depreciation of:
      Investments and options.......................                 8,183,908
      Futures contracts.............................                   182,108
      Other assets and liabilities denominated in
       French francs................................                   393,453
                                                                   -----------
    Net realized and unrealized gain on investments
     and options,
      futures contracts and foreign currency
     transactions...................................                16,324,114
                                                                   -----------
NET INCREASE IN NET ASSETS FROM INVESTMENT

  OPERATIONS........................................               $21,943,862
                                                                   -----------
                                                                   -----------

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                FOR THE YEAR     FOR THE YEAR
                                                   ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,
                                                    1995             1994
                                               --------------   --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income....................  $ 5,619,748      $   328,817
    Net realized gain on investments and
      options, futures contracts and foreign
      currency transactions..................    7,564,645       12,432,255
    Net change in unrealized
      appreciation/depreciation of
      investments, futures contracts, and
      other assets and liabilities
      denominated in French francs...........    8,759,469      (21,229,797)
                                               --------------   --------------
    Total from investment operations.........   21,943,862       (8,468,725)
                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
    From net investment income...............   (6,129,459)        (460,360)
    In excess of net investment income.......     (194,353)              --
    From net realized gain on investments....   (5,906,418)      (8,439,933)
                                               --------------   --------------
    Total dividends and distributions........  (12,230,230)      (8,900,293)
                                               --------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sale of shares in
      rights offering........................           --       37,386,264
    Offering costs charged to additional
      paid-in capital........................           --         (573,185)
                                               --------------   --------------
    Total capital share transactions.........           --       36,813,079
                                               --------------   --------------
    Net increase in net assets...............    9,713,632       19,444,061
NET ASSETS
    Beginning of year........................  168,366,382      148,922,321
                                               --------------   --------------
    End of year..............................  $178,080,014     $168,366,382
                                               --------------   --------------
                                               --------------   --------------

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The France Growth Fund, Inc. (the 'Fund') was incorporated in Maryland on February 20, 1990 as a diversified, closed-end management investment company. Prior to commencing investment operations on May 18, 1990, the Fund had no activities other than the sale on May 4, 1990 to Banque Indosuez (an affiliate of the investment adviser of the Fund, as well as the subcustodian for assets of the Fund located in France) of a total of 9,000 shares of common stock for $100,440. Organization costs of $175,000 have been deferred and amortized using the straight-line method over a period of benefit of 60 months beginning with the commencement of investment operations of the Fund.

     The preparation of the financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Fund.

     Valuation of Investments--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they are traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that open futures contracts sales are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith in the manner prescribed by the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at December 31, 1995. Short-term investments that mature in 60 days or less are valued at amortized cost, or by amortizing their values on the 61st day prior to maturity, if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors of the Fund determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in French francs are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in French francs (the 'Federal Reserve Exchange Rate'), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.


     U.S. Federal Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
--------------------------------------------------------------------------------
distributing during each calendar year substantially all of its ordinary income and long-term capital gains, if any, the Fund intends not to be subject to U.S. federal excise tax.

     French Withholding Tax--Dividend income from French companies is subject to French withholding tax at a rate of 15 percent. Pursuant to the income tax treaty between the U.S. and France, the Fund is entitled to recover a credit (avoir fiscal) for French taxes paid by a French company with respect to such dividend, equal to 42.5% of the dividend amount (50% tax rate less 15% withholding on such tax). The Fund makes such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

     During 1994, the French tax authorities clarified the procedures through which a U.S. regulated investment company could apply for and receive both a refund for excess withholding taxes paid on dividend income from prior years and the avoir fiscal. As of December 31, 1995, the Fund received $1,991,308 relating to the avoir fiscal (net of withholding taxes) for fiscal years 1992 and 1993. The Fund also recorded a receivable of $1,408,763 (net of withholding taxes) in connection with the avoir fiscal for fiscal year 1994.

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ('ex-date') except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund becomes aware of such dividends.

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities stated in French francs are translated at the exchange rates prevailing on the valuation date; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting foreign currency gains and losses are included in the Statement of Operations.

     The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of French franc-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

     Net foreign currency gains (losses) from valuing French franc denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments, futures contracts, and other assets and liabilities denominated in French francs.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
--------------------------------------------------------------------------------

     Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ('forward contracts') in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in French francs.

     The Fund may not position a hedge with respect to French francs or another currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or generally quoted in or currently convertible into French francs or such other currency. If the Fund enters into a currency hedging transaction, the Fund's custodian will place cash or U.S. government or other high quality short-term debt obligations or a combination thereof, in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

     Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

     Fluctuations in the value of open forward contracts are recorded for book purposes as an unrealized gain or loss by the Fund. Realized gains and losses include net gains or losses recognized by the Fund on forward contracts that the Fund has terminated by entering into offsetting commitments.

     Futures Contracts--The Fund may seek to hedge all or a portion of its investments through the use of securities index and financial futures contracts. Upon entering into a futures contract, the Fund is required to deposit an amount ('initial margin') equal to a certain percentage of the contract value. Subsequent payments ('variation margin') are made or received by the Fund each day, reflecting the daily change in the value of the contract and are recorded as an unrealized gain or loss. When the contract is closed, the Fund will recognize a realized gain or loss.

     Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
--------------------------------------------------------------------------------

     During the year ended December 31, 1995, the Fund entered into securities index futures with Indosuez Carr Futures, an affiliate of the investment adviser. At December 31, 1995, the Fund had the following open securities index futures contracts which were collateralized by FRF 9,123,595 ($1,862,909) held in a segregated cash account:

                                                       COST ON                              UNREALIZED
   NUMBER OF                         EXPIRATION      ORIGINATION                           APPRECIATION
   CONTRACTS            TYPE            DATE             DATE          CURRENT VALUE      (DEPRECIATION)
----------------    ------------     ----------     --------------     --------------     --------------
Long positions:
       67           CAC 40 Index       1/31/96      FRF 24,624,931     FRF 25,238,900        $124,436
       24           CAC 40 Index       1/31/96           8,777,671          9,040,800          53,330
       21           CAC 40 Index       1/31/96           7,867,362          7,910,700           8,784
       5            CAC 40 Index       1/31/96           1,873,681          1,883,500           1,990
       17           CAC 40 Index       1/31/96           6,419,817          6,403,900          (3,226)
       6            CAC 40 Index       1/31/96           2,276,018          2,260,200          (3,206)
                                                                                          --------------
                                                                                             $182,108
                                                                                          --------------
                                                                                          --------------

     Option Transactions--For hedging purposes, the Fund purchases and writes (sells) put and call options on French securities and securities indexes securities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


     When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

     Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
--------------------------------------------------------------------------------
temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gain for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gain. To the extent they exceed net investment income and net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital. Net realized foreign currency gains of $470,101 have been reclassified to undistributed net investment income.

     On December 19, 1995, the Fund's Board of Directors declared a dividend of $0.6642 per share, which was paid on January 12, 1996, to shareholders of record as of December 29, 1995. The dividend was paid from net investment income and net long-term capital gains.

INVESTMENT ADVISER AND ADMINISTRATOR

     Indosuez International Investment Services (the 'Investment Adviser') has an Investment Advisory and Management Agreement ('Advisory Agreement') with the Fund. In accordance with the Advisory Agreement, the Investment Adviser provides investment advisory services, makes investment decisions and supervises the acquisition and disposition of securities and other investments held by the Fund and provides other portfolio management services for a monthly fee at the annual rate of 0.90% of the value of the Fund's average weekly net assets up to $100 million and 0.80% of such assets in excess of $100 million.

     Effective January 1, 1995, Mitchell Hutchins Asset Management Inc. (the 'Administrator') entered into an amended Administration Agreement with the Fund. In accordance with the Administration Agreement, the Administrator provides certain administrative services to the Fund. Fees for these services are determined monthly at the annual rate of 0.18% of the value of the Fund's average weekly net assets up to $100 million and 0.16% of such assets in excess of $100 million, with a minimum annual fee of $150,000.

TRANSACTIONS WITH AFFILIATES

     For the year ended December 31, 1995, certain direct and indirect subsidiaries of Banque Indosuez, CPR Actions (formerly Schelcher Prince), Cheuvreux de Virieu and Indosuez Carr Futures received $20,682, $76,223 and $275,529, respectively, in brokerage commissions as a result of executing agency transactions on portfolio securities and futures contracts on behalf of the Fund. In addition, Banque Indosuez earned fees of approximately $54,500 in its capacity as subcustodian for the Fund of which approximately $13,300 was unpaid at December 31, 1995. For the year ended December 31, 1995, the Fund earned approximately $722,297 in interest income from call account deposits held with Banque Indosuez. The Fund has $14,165,087 of such deposits at December 31, 1995.

     Of the 15,345,333 shares outstanding at December 31, 1995, Banque Indosuez owned 3,421 shares.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

     For U.S. federal income tax purposes, the cost of securities owned at December 31, 1995 was $156,057,273. Accordingly, net unrealized appreciation of investments of $10,664,200 was composed of gross appreciation of $16,876,624 for those investments having an excess of value over cost and gross depreciation of $6,212,424 for those investments having an excess of cost over value.

     In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses occurring after October 31, 1995 in the amount of $225,785. Such losses are treated for tax purposes as arising on January 1, 1996.

     For the year ended December 31, 1995, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $81,091,036 and $101,631,564 respectively.

CONCENTRATION OF RISK


     Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among others, the possibility of future political and economic developments and the level of French governmental supervision and regulation of foreign securities markets.

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

RIGHTS OFFERING

     During the year ended December 31, 1994, the Fund issued 3,836,333 shares in connection with a rights offering of the Fund's shares. Shareholders of record on March 1, 1994 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $10.125 per share. Offering costs of $573,185 were charged to additional paid-in capital, including $100,000 paid to PaineWebber Incorporated ('PaineWebber') an affiliate of the Administrator, as partial reimbursement for its expenses. Dealer manager and soliciting fees of $1,456,608 were netted against the proceeds of the subscription. PaineWebber earned approximately $811,559 of the aforementioned commissions with respect to its participation in the offering.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                     NET REALIZED
                                                    AND UNREALIZED
                                                      GAIN (LOSS)
                                                    ON INVESTMENTS
                                                          AND            NET INCREASE
                                                   OPTIONS, FUTURES       (DECREASE)
                                                     CONTRACTS AND      IN NET ASSETS
                                 NET INVESTMENT    FOREIGN CURRENCY    FROM INVESTMENT      MARKET PRICE
                                  INCOME (LOSS)      TRANSACTIONS         OPERATIONS           ON NYSE
                                 ---------------   -----------------   ----------------   -----------------
                                 TOTAL     PER      TOTAL      PER      TOTAL     PER
QUARTER ENDED                    (000)    SHARE     (000)     SHARE     (000)    SHARE     HIGH       LOW
-------------------------------  ------   ------   --------   ------   -------   ------   -------   -------
December 31, 1995..............  $ (667)  $(0.04)  $  6,891   $ 0.45   $ 6,224   $ 0.41   $10.375   $ 9.125
September 30, 1995.............     872     0.06    (10,093)   (0.66)   (9,221)   (0.60)   11.125     9.375
June 30, 1995..................   6,018     0.39      2,464     0.16     8,482     0.55    11.125     9.625
March 31, 1995.................    (603)   (0.04)    17,062     1.11    16,459     1.07     9.750     8.625
                                 ------   ------   --------   ------   -------   ------
  Totals.......................  $5,620   $ 0.37   $ 16,324   $ 1.06   $21,944   $ 1.43
                                 ------   ------   --------   ------   -------   ------
                                 ------   ------   --------   ------   -------   ------
December 31, 1994..............  $ (738)  $(0.05)  $ (4,098)  $(0.27)  $(4,836)  $(0.32)  $10.625   $ 9.125
September 30, 1994.............     399     0.02      5,160     0.34     5,559     0.36    11.375     9.875
June 30, 1994..................   1,157     0.08     (7,163)   (0.52)   (6,006)   (0.44)   11.500     9.875
March 31, 1994.................    (489)   (0.04)    (2,697)   (0.23)   (3,186)   (0.27)   14.375    10.750
                                 ------   ------   --------   ------   -------   ------
  Totals.......................  $  329   $ 0.01   $ (8,798)  $(0.68)  $(8,469)  $(0.67)
                                 ------   ------   --------   ------   -------   ------
                                 ------   ------   --------   ------   -------   ------

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------
                                                     1995         1994         1993         1992         1991
                                                    ------       ------       ------       ------       ------
Net asset value, beginning of year...............   $10.97       $12.94       $10.53       $10.75       $10.33
                                                    ------       ------       ------       ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................     0.37         0.01*        0.03         0.03         0.15
Net realized and unrealized gain (loss)
  on investments and options, futures contracts
  and foreign currency transactions..............     1.06        (0.68)*       2.38        (0.21)        0.51
                                                    ------       ------       ------       ------       ------
     Total from investment operations............     1.43        (0.67)        2.41        (0.18)        0.66
                                                    ------       ------       ------       ------       ------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income.......................    (0.40)       (0.03)          --        (0.02)       (0.14)
In excess of net investment income...............    (0.01)          --           --           --           --
From net realized gain on investments............    (0.39)       (0.55)          --        (0.02)       (0.10)
                                                    ------       ------       ------       ------       ------
     Total dividends and distributions...........    (0.80)       (0.58)          --        (0.04)       (0.24)
                                                    ------       ------       ------       ------       ------
CAPITAL SHARE TRANSACTIONS:
Dilutive effect of rights offering...............       --        (0.67)          --           --           --
Offering costs charged to additional
  paid-in capital................................       --        (0.05)          --           --           --
                                                    ------       ------       ------       ------       ------
     Total capital share transactions............       --        (0.72)          --           --           --
                                                    ------       ------       ------       ------       ------
Net asset value, end of year.....................   $11.60       $10.97       $12.94       $10.53       $10.75
                                                    ------       ------       ------       ------       ------
                                                    ------       ------       ------       ------       ------
Market value, end of year........................   $ 9.88       $ 9.13       $13.63       $ 9.25       $ 8.88
                                                    ------       ------       ------       ------       ------
                                                    ------       ------       ------       ------       ------
TOTAL INVESTMENT RETURN**........................    16.62%      (27.05)%      47.30%        4.70%        5.76%
                                                    ------       ------       ------       ------       ------
                                                    ------       ------       ------       ------       ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)............   $178,080     $168,366     $148,922     $121,229     $123,757
Ratio of expenses to average net
  assets.........................................     1.58%        1.63%        1.71%        1.76%        2.14%
Ratio of net investment income to

  average net assets.............................     3.07%        0.19%        0.23%        1.23%        1.46%
Portfolio turnover...............................       49%          52%          57%          40%          75%

------------

   *  Computed based on average shares outstanding.
  **  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the year and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The France Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The France Growth Fund, Inc. (the 'Fund') at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

February 20, 1996

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

    This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

    Comparisons between changes in the Fund's net asset value per share and changes in the SBF Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the French franc/U.S. dollar exchange rate.